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
CABLE MICHIGAN, INC.                                                  Exhibit 21
LIST OF SUBSIDIARIES
                                                                      State of      PERCENTAGE
Name                                                                Incorporation      OWNED
-----------------------------------------------------------------   -------------   -----------

Mercom, Inc.                                                        DE                   61.92%

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